DEBT EXCHANGE AGREEMENT

THIS DEBT EXCHANGE AGREEMENT (this “Agreement”) made as of the date set forth on the signature page hereto (the “Agreement Date”) between TRACK GROUP, INC., a Delaware corporation (the “Company”), and the CONRENT INVEST S.A., a public limited liability company (société anonyme), incorporated under the laws of the Grand Duchy of Luxembourg (“Luxembourg”), having its registered office at 2-4, avenue Marie-Thérèse, L-2132 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg trade and companies register (registre de commerce et des sociétés, Luxembourg) under number B170360, being subject as an unregulated undertaking to the Luxembourg act dated 22 March 2004 on securitization, as amended (the “Securitisation Act 2004”) and acting in respect of its compartment “Safety 2” (the “Lender”).

RECITALS

WHEREAS, a facility agreement dated 30 December 2013 (the “Original Debt Agreement”), Tetra House Pte. Ltd (the “Original Lender”) made a term loan available to the Company for an aggregate amount of $25,000,000;

WHEREAS, by a transfer certificate dated 10 January 2014, the Original Lender transferred by novation all of its rights and obligations under the Original Debt Agreement to the Lender;

WHEREAS, by letter dated 10 June 2015, the Company requested that the Lender increase the amount of the loan initially granted from $25,000,000 to $30,400,000 and extend its maturity through 31 July 2018;

WHEREAS, the Company and the Lender entered into an Amended and Restated Facility Agreement dated 30 June 2015, and the Lender increased the loan to $30,400,000 (the “Facility Agreement”);

WHEREAS, the current outstanding principal amount of the indebtedness under the Facility Agreement is $30,400,000;

WHEREAS, the Lender has issued debt securities under compartment Safety 2 (the “Notes”) to investors (the “Noteholders” or the “Noteholders”) to finance the loans provided under the Facility Agreement;

WHEREAS, the Company has requested that the Lender exchange, at the Closing Date (as defined in this Agreement), the entire unpaid principal amount of the Facility Agreement and all accrued and unpaid interest on the Facility Agreement, in the total amount of $34,716,800.00 (as such amount may be adjusted pursuant to Section 1.1.2 and Section 1.1.4 below, the “Indebtedness”), for shares of newly created non-voting Convertible Preferred Stock of the Company (“Preferred Stock”), as described below (the “Exchange”);

WHEREAS, the Lender is willing to consummate the Exchange upon the terms and subject to the conditions set forth below; and

WHEREAS, all references in this Agreement to “U.S.” shall mean the United States and all references to “dollars” or “$” shall mean United States dollars.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1. TERMS AND CONDITIONS OF EXCHANGE

1.1 Exchange of Indebtedness.

1.1.1 Subject to the terms and conditions hereinafter set forth, the Lender hereby agrees to consummate the Exchange, pursuant to which the entire Indebtedness shall be exchanged for that number of shares of Preferred Stock (the “Shares”) equal to the total Indebtedness divided by Thirty-Five United States Dollars ($35.00), which amount represents the liquidation preference of each Share of Preferred Stock (“Liquidation Preference”). Beginning 540 days after the Closing Date, each Share shall be convertible into ten (10) shares of Common Stock (“Conversion Shares”), which conversion ratio reflects the Liquidation Preference per Share divided by $3.50, provided that such conversion ratio shall be adjusted in accordance with the terms of the Certificate of Designation for the Preferred Stock. In such connection, subject to the terms and conditions contained herein, the Lender hereby subscribes for, and agrees to accept from the Company, the Shares, in lieu of repayment of all amounts due under the terms of the Facility Agreement, and the Company agrees to issue the Shares to the Lender. Against delivery of the Shares issued in the name of the Lender in accordance with the Settlement Instructions, the Lender shall deliver to the Company the Satisfaction and Release, substantially in the form attached hereto as Exhibit A.

1.1.2 Subject to the terms and conditions of this Agreement, the consummation of the Exchange shall take place at a closing (the “Closing”) to be held on October 31, 2017, or such later date as agreed to by the parties in writing (the “Closing Date”). In the event the Closing occurs after October 31, 2017, the total Indebtedness shall be increased by an amount equal to $6,755.56 per calendar day following October 31, 2017 up to and including the Closing Date.

1.1.3 The Company shall be obligated to pay to the Lender certain costs incurred or to be incurred by the Lender in connection with the Exchange, as follows: (i) up to €125,000 shall be paid by the Company to the Lender for legal fees and expenses related to the Exchange as incurred by the Lender, promptly upon receipt by the Company of an invoice specifically setting forth such legal fees and expenses incurred by the Lender; (ii) up to €55,000 shall be paid by the Company for any paying, settlement or proxy agents retained by the Lender in connection with the Exchange, as incurred by the Lender, promptly upon receipt by the Company of an invoice specifically setting forth such expenses incurred by the Lender; provided, however, that such additional expenses shall only be paid upon issuance to the Noteholders of the Exchange Notice, as such term is defined in Section 1.2.3 below; and (iii) €127,000 shall be paid by the Company to the Lender for costs and expenses related to the winding down, shut down or termination of the Lender, promptly upon the receipt of the Noteholder Consent (as such term is defined in Section 4.1.6 below) (the costs set forth in clauses (i), (ii) and (iii) above, where applicable as invoiced to the Company by the Lender, the “Transaction Costs”). The payment of Transaction Costs shall be made in U.S. Dollars based on the Euro/U.S. Dollar exchange rate in effect at the time of payment of such Transaction Costs, as reported by the Wall Street Journal (New York Edition).

1.1.4 The Lender and the Company agree that, should the Noteholders consent to the Exchange, the Noteholders shall bear 50% of the Transaction Costs paid by the Company, or required to be paid by the Company to Lender under the terms of Section 1.1.3 of this Agreement. Accordingly, the total Indebtedness for purposes of the calculation of the number of shares of Preferred Stock to be issued in connection with the consummation of the Exchange shall be reduced by 50% of the amount of such Transaction Costs (computed in U.S. Dollars) invoiced by the Lender and required to be paid by the Company under the terms of Section 1.1.3 of this Agreement. Should the Noteholders not consent to the

Exchange, the Company shall only be responsible for those Transaction Costs required to be paid under clause (i) and (ii) of Section 1.1.3 of this Agreement.

1.2    Deliveries by the Lender. At the Closing, the Lender shall:

1.2.1 Date, complete and execute the Satisfaction and Release;

1.2.2 Deliver to the Company copies of the confirmations issued by each Noteholder consenting to the Exchange to the Lender (the “Noteholder Agreement”), which Noteholder Agreement shall contain the representations and warranties set forth on Exhibit B attached hereto;

1.2.3 Deliver to the Company a certificate of the executive director of the Lender certifying that the notice in substantially the form set forth as Exhibit C attached hereto (“Exchange Notice”) has been sent to each Noteholder not consenting to the Exchange that has been identified by the Lender (“Exchange Certification”);

1.2.4 Deliver to the Company settlement instructions (“Settlement Instructions”), which Settlement Instructions shall set forth (i) the Lender’s election to receive the Shares in the form of book- entry notations in the records of the Company’s transfer agent; and (ii) the election of the Lender to direct the transfer agent to reissue all or a portion of such Shares to Noteholders; and

1.2.5 Deliver the executed Satisfaction and Release, Noteholder Agreement, Exchange Certification and Settlement Instructions (together with this Agreement, the “Transaction Documents”) to:

Track Group, Inc.
1215 W. Lakeshore Drive
Romeoville, IL 60446
Attn: Peter Poli, CFO
Telephone: 877-260-2010 ext. 4016;
Email: peter.poli@trackgrp.com

With a copy to:

Disclosure Law Group, a Professional Corporation
600 West Broadway, Suite 700
San Diego, CA 92101
Telephone: 619-272-7062
Attention: Daniel W. Rumsey
Email: drumsey@disclosurelawgroup.com

1.3   Deliveries by the Company. At the Closing, the Company shall:

1.3.1
Date, complete and execute the Staisfaction and Release;

1.3.2
Deliver the executed Satisfaction and Release to: Conrent Invest S.A.
2-4, avenue Marie-Thérèse
L-2132 Luxembourg
Grand Duchy of Luxembourg
Telephone : +352 621179815
Attention : Bernd Schmitz
Email: bernd.schmitz@simplex.lu

1.3.3 Within three (3) business days following the Closing, provide for book- entry notations in the records of the Company’s transfer agent, in either case, according the Settlement Instructions, which Settlement Instructions shall be delivered to the Company’s transfer agent at the Closing, together with irrevocable instructions to the transfer agent directing the transfer agent to issue duly authorized, validly issued, fully paid and non-assessable Shares to the Lender or the Noteholders, as applicable.

1.3.4 To the extent not previously delivered, evidence of the payment to the Lender of the Transaction Costs.

2. REPRESENTATIONS AND WARRANTIES OF THE LENDER

The Lender hereby represents and warrants to the Company as follows:

2.1 Investment Risk. The Lender recognizes that the investment in the Shares in connection with the Exchange involves a high degree of risk. Such risks include, but are not limited to, the risks associated with the business of the Company, as more particularly set forth in the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings (“Company SEC Filings”) with the U.S. Securities and Exchange Commission (“SEC”) which have been made available to the Lender.

2.2 Regulation S. The Lender is not a “U.S. Person” as that term is defined in Rule 902(k) of Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The address of the Lender furnished by the Lender under 1.3.2 above is the Lender’s principal business address.

2.3 Investigation. The Lender has been afforded the opportunity to ask questions of and receive answers from the Company regarding the terms and conditions of this Agreement and about the Company; provided, however, that no investigation performed by or on behalf of the Lender regarding the terms and conditions of this Agreement or the Company shall limit or otherwise affect its right to rely on the representations and warranties of the Company contained herein.

2.4 Professional Counsel. To the extent necessary, the Lender has obtained, to the extent necessary, professional advice regarding the investment, tax and legal merits and consequences of the Exchange and an investment in the Shares and the Conversion Shares issuable upon conversion of the Shares (together with the Shares, the “Exchange Securities”).

2.5 Absence of Directed Selling Efforts. During the negotiation of the Exchange and at the time of execution of this Agreement, the Lender was located outside the United States within the meaning of Regulation S under the Securities Act (“Regulation S”) and did not learn of the Exchange through any “Directed Selling Efforts” as that term is defined in Regulation S.

2.6 Securities Act Exemption. The Lender hereby acknowledges that the Exchange has not been reviewed or approved by the SEC or any United States state regulatory authority and the Exchange will be consummated pursuant to the exemption from the registration requirements of the Securities Act under Regulation S. The Lender understands that the Exchange Securities have not been and will not be registered under the Securities Act or under the securities laws of any state or political sub-division of the United States and the Lender acknowledges and agrees that the Exchange Securities may not be sold, pledged, assigned or otherwise transferred or disposed of other than in an “Offshore Transaction” (as such term is defined under Regulation S) to or for the account or benefit of any person who is not a “U.S. person” (as defined in Attachment I hereto) or in a transaction that is exempt from, or not subject to, the registration requirements of the Securities Act. Accordingly, the Lender hereby agrees that it will only reoffer, sell, assign, transfer, pledge, encumber or otherwise dispose or distribute the Exchange Securities to Noteholders who have either (i) executed a Noteholder Agreement, or (ii) to which the Exchange Notice has been sent.

2.8 Transfer Restrictions. The Lender acknowledges and agrees that the Exchange Securities shall bear the following legend:

“THE EXCHANGE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE OR POLITICAL SUB-DIVISION OF THE UNITED STATES. NEITHER SUCH SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF OTHER THAN IN AN “OFFSHORE TRANSACTION” (AS SUCH TERM IS DEFINED UNDER REGULATION S) TO OR FOR THE ACCOUNT OR BENEFIT OF ANY PERSON WHO IS NOT A “U.S. PERSON” (AS DEFINED IN ATTACHMENT I HERETO) OR IN A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.”

The Lender is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Exchange Securities or instruct its transfer agent regarding such restrictions on transferability.

2.9 Authority, Enforceability. Subject to the receipt of the Noteholder Consent in accordance with article 94-3 of the Luxembourg act dated 10 August 1915 on commercial companies, as amended (the “Luxembourg Companies Act”), the Lender represents that the Lender has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to consummate the Exchange. Subject to the foregoing and once executed and delivered by all parties hereto, this Agreement will constitute the legal, valid and binding obligation of the Lender, enforceable against the Lender in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. If the Lender is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

2.10
Non-Consenting Noteholders. With respect to Noteholders not consenting to the Exchange:

2.10.1 To the knowledge of the Lender, no non-consenting Noteholder is a “U.S. Person” as that term is defined in Rule 902(k) of Regulation S under the Securities Act, and is not acquiring the Shares for a U.S. Person.

2.10.2 To the knowledge of the Lender, at the time of execution of this Agreement, no non-consenting Noteholder was located in the United States within the meaning of Regulation S under the Securities Act and did not learn of the Exchange through any “Directed Selling Efforts” as that term is defined in Regulation S.

2.10.3 As of the Closing Date, the Lender shall have sent the Exchange Notice to each non-consenting Noteholder identified by the Lender.

3. REPRESENTATIONS BY AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Lender that:

3.1 Enforceability. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own and use its properties and its assets and conduct its business as currently conducted. The Company is not in violation of any of the provisions of its certificate of incorporation, by-laws or other organizational or charter documents, including, but not limited to the Certificate of Incorporation and the Bylaws (each as defined below). The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a direct and/or indirect (i) material adverse effect on the legality, validity or enforceability of the Exchange and/or this Agreement, (ii) material adverse effect on the results of operations, assets, business, condition (financial and other) or prospects of the Company, or (iii) material adverse effect on the Company’s ability to perform on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”).

3.2 Exchange Securities. The Shares are, and upon conversion of the Exchange Securities, when issued, will be, duly authorized, validly issued, fully paid and non-assessable, and the Lender will receive good title to such Exchange Securities, free and clear of all pledges, security interests, liens or encumbrances. The issuance of the Exchange Securities will not give rise to any preemptive rights or rights of first refusal, or result in a right of any holder of Company securities to adjust the exercise, exchange or reset price under such securities. The Company has made available to the Lender true and correct copies of the Company’s Certificate of Incorporation, as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s By-laws, as in effect on the date hereof (the “By-laws”).

3.3 Authority. The Company has all corporate right, power and authority to enter into, execute and deliver this Agreement and each other agreement, document, instrument and certificate to be executed by the Company in connection with the consummation of the transactions contemplated hereby, and to perform fully its obligations hereunder and thereunder. All corporate action on the part of the Company, its directors and stockholders necessary for the (a) authorization execution, delivery and performance of this Agreement by the Company; and (b) authorization, sale, issuance and delivery of the Shares contemplated hereby and the performance of the Company’s obligations under this Agreement has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

3.4 Absence of Conflicts.

3.4.1 The execution and delivery by the Company of this Agreement, the issuance and sale of the Exchange Securities and the consummation of the other transactions contemplated hereby or thereby do not and will not (i) result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any federal, state, local or foreign government, court, or administrative or regulatory authority (“Governmental Authority”) to or by which the Company is bound including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect, (ii) conflict with or violate any provision of the Certificate of Incorporation or the Bylaws, or (iii) conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with or without due notice or lapse of time or both) a default or give to others any rights of termination, amendment, acceleration or cancellation (with or without due notice, lapse of time or both) under any agreement, credit facility, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which any of them is bound or to which any of their respective properties or assets is subject, nor result in the creation or imposition of any Liens upon any of the properties or assets of the Company.

3.4.2 No approval by the holders of any securities of the Company is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement or in connection with the authorization, issue and sale of the Exchange Securities or the consummation of the Exchange except as has been previously obtained.

3.4.3 Other than the filing of the Certificate of Designation for the Preferred Stock with the Secretary of State of the State of Delaware, no consent, approval, authorization or other order of, or other action by or in respect of, or registration, declaration or filing with, any Governmental Authority or any other person is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement and the Exchange or in connection with the authorization, issuance and sale of the Exchange Securities.

3.5 The Company possesses all certificates, authorizations and permits issued by the appropriate Governmental Authority necessary to conduct their respective businesses, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect.

3.6 All disclosure furnished by or on behalf of the Company to the Lender in this Agreement regarding the Company, its business and the transactions contemplated hereby is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

4. CONDITIONS TO OBLIGATIONS OF THE LENDER

4.1 The Lender’s obligation to consummate the Exchange is subject to the fulfillment of the following conditions at the Closing:

4.1.1 The representations and warranties made by the Company in Article 3 hereof shall be true and correct as of date of the Closing. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date hereof shall have been performed or complied with in all material respects.

4.1.2 There shall not be in effect any law, rule or regulation or any legal or other order prohibiting, enjoining or restraining the Exchange or other transactions contemplated by this Agreement.

4.1.3 The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the Exchange and the consummation of the other transactions contemplated by this Agreement.

4.1.4 A copy of the Certificate of Designation for the Preferred Stock, as filed with, and certified as of a recent date by, the Secretary of State of the State of Delaware, shall have been delivered to the Lender.

4.1.5 The Company shall have delivered to the Lender such other documents, certificates or other information as the Lender or its counsel may reasonably request.

4.1.6 The Lender shall have obtained the consent from the Noteholders for the Exchange in accordance with article 94-3 of the Luxembourg Companies Act (the “Noteholder Consent”).

4.1.7 The Company shall have paid to the Lender the Transaction Costs in accordance with Section 6.6 of this Agreement.

4.1.8 The Parties shall have agreed on the total Indebtedness due and payable Lender in accordance with Section 1.1 of this Agreement.

5. CONDITIONS TO OBLIGATIONS OF THE COMPANY

5.1.1 The representations and warranties made by the Lender in Article 2 hereof shall be true and correct as of date of the Closing. All covenants, agreements and conditions contained in this Agreement to be performed by the Lender on or prior to the date hereof shall have been performed or complied with in all material respects.

5.1.2 There shall not be in effect any law, rule or regulation or any legal or other order prohibiting, enjoining or restraining the Exchange or other transactions contemplated by this Agreement.

5.1.3 The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the Exchange and the consummation of the other transactions contemplated by this Agreement.

5.1.4 In addition to the other Transaction Documents required to be delivered as a condition to Closing, the Company shall have received from the Lender the Noteholder Agreements duly executed by each Noteholder consenting to the Exchange, and the Exchange Certification with respect to Noteholders not consenting to the Exchange.

6. COVENANTS OF THE COMPANY

6.1 Registration Rights. The Company hereby agrees to register for resale under the Securities Act all of the Conversion Shares issuable upon conversion of the Shares issued to the Lender under this Agreement (the “Registrable Securities”), at the same time as the Company registers shares of its Common Stock for the account of other holders of such shares of Common Stock.

6.2 No Alternate Consideration. No consideration (including any modification of any Transaction Document) shall be offered or paid to the Lender or to any other Noteholder electing to exchange Indebtedness for Shares unless the same consideration is also offered to all Noteholders.

6.3
Company Indemnity.

6.3.1 The Company agrees to indemnify and hold harmless the Lender, its affiliates and their respective officers, directors, employees, agents and controlling persons (collectively, the “Lender

Indemnified Parties”) from and against, any and all Loss suffered or incurred by any Lender Indemnified Party by reason of any misrepresentation or breach of warranty by the Company or, after any applicable notice and/or cure periods, nonfulfillment of any covenant or agreement to be performed or complied with by the Company under this Agreement; and will promptly reimburse the Lender Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim related to or arising in any manner out of any of the foregoing, or any action or proceeding arising therefrom (collectively, “Proceedings”).

6.3.2 If for any reason (other than a final non-appealable judgment finding any Lender Indemnified Party liable for losses, claims, damages, liabilities or expenses for its gross negligence or willful misconduct) the foregoing indemnity is unavailable to an Lender Indemnified Party or insufficient to hold a Lender Indemnified Party harmless, then the Company shall contribute to the amount paid or payable by a Lender Indemnified Party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the advisor on the other, but also the relative fault by the Company and the Lender Indemnified Party, as well as any relevant equitable considerations.

6.4 Absence of Non-Public Information. The Company covenants and agrees that neither it, nor any other person acting on its behalf, will provide the Lender or its agents or counsel with any information that the Company believes constitutes material non-public information without first so identifying such information.

6.5 Removal of Restrictive Legend. The Company covenants to cause the removal of any restrictive legend with respect to the transfer of the Exchange Securities from any relevant certificate or to instruct the Company’s transfer agent as to the removal of any restructions on transfer, in the case of non- certificated Exchange Securities, and the Company shall issue or cause the issuance of a certificate representing such Exchange Securities without such legend or the issuance of non-certificated Exchange Securities without such restrictions to the holder thereof if (i) such securities are registered under the Securities Act, (ii) if such securities are sold pursuant to Rule 144 under the Securities Act, (iii) if such securities are eligible for transfer under Rule 144 under the Securities Act, or (iv) upon the expiration of six months after the date of the Exchange. The Company covenants to refuse to effect the transfer of Exchange Securities not made in compliance with the provisions of Regulation S.

6.6 Transaction Costs. The Company covenants and agrees that, as a condition of the Lender’s willingness to enter into the Exchange, the Company shall pay the Transaction Costs, as more particularly set forth in Section 1.1.3 of this Agreement.

7. COVENANTS OF THE LENDER

7.1 Noteholder Consents. The Lender shall use its reasonable best efforts to obtain the Noteholder Consent; provided, however, that such reasonable best efforts shall not require the Lender to recommend the Exchange to the Noteholders or to amend the terms of, or modify, any Transaction Document.

7.2 Absence of Alternative Consideration. No consideration (including any modification of any Transaction Document) shall be offered or paid to to any Noteholder electing to exchange Indebtedness for Shares unless the same consideration is also offered to all Noteholders.

7.3      Hedging Transactions. The Lender shall not engage in any hedging transaction with respect to the Exchange Securities before the distribution compliance period expires unless in compliance with the Securities Act.

7.4      Lender Indemnity.

7.4.1 The Lender agrees to indemnify and hold harmless the Company, its affiliates and their respective officers, directors, employees, agents and controlling persons (collectively, the “Company Indemnified Parties”) from and against, any and all Loss suffered or incurred by any Company Indemnified Party by reason of any misrepresentation or breach of warranty by the Lender or, after any applicable notice and/or cure periods, nonfulfillment of any covenant or agreement to be performed or complied with by the Lender under this Agreement; and will promptly reimburse the Company Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with any Proceedings.

7.4.2 If for any reason (other than a final non-appealable judgment finding any Indemnified Party liable for losses, claims, damages, liabilities or expenses for its gross negligence or willful misconduct) the foregoing indemnity is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless, then the Company shall contribute to the amount paid or payable by an Indemnified Party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Advisor on the other, but also the relative fault by the Company and the Indemnified Party, as well as any relevant equitable considerations.

8. MISCELLANEOUS

8.1 Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

8.2 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Lender. The Lender may assign any or all of its rights under this Agreement to any person to whom the Lender assigns or transfers any Shares, provided that such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions of this Agreement.

8.3 This Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

8.4 All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, United States, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in Cook County, Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Cook County, Illinois for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.

8.5 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

8.6 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

8.7 The Lender and Company agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

8.8 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

8.9 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

8.10 In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Lender and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

8.11 If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

8.12 The Company acknowledges and accepts that the Lender (i) is subject to the Securitisation Act 2004 and (ii) has created the compartment Safety 2 in respect of the Notes to which all assets, rights, claims and agreements relating to the Notes have been and will be allocated. The Company also acknowledges and accepts that is has only recourse to the assets of the compartment Safety 2 and not to the assets allocated to any other compartments created by the Lender or any other assets of the Lender. The Company further acknowledges and accepts that once all the assets allocated to the compartment Safety 2 have been realised, it is not entitled to take any further steps against the Lender to recover any further sums due and the right to receive any such sum shall be extinguished. The Company accepts not to attach or otherwise seize the assets of the Lender allocated to the compartment Safety 2 or to other compartments of the Lender or other assets of the Lender. In particular, the Company shall not be entitled to petition or take any other step for the winding-up, the liquidation or the bankruptcy of the Lender or any similar insolvency related proceedings. In the case of discrepancy between this Clause 8.12 and any other provision of this Agreement, this Clause 8.12 shall prevail.

*****************************

Signature page follows

IN WITNESS WHEREOF, the Lender and the Company have caused this Debt Conversion Agreement to be duly executed as of the date first written above.

COMPANY:

TRACK GROUP, INC.

By: ______________________

Name: Peter K. Poli

Title: Chief Financial Officer

LENDER:

CONRENT INVEST, S.A. ACTING IN RESPECT OF ITS COMPARTMENT SAFETY 2

By: ____________________

Name: H.B. Schmitz Title: Sole Director

EXHIBIT A

SATISFACTION AND RELEASE

The SATISFACTION AND RELEASE ("Agreement") is made and entered into this _______ day of October 2017, between Track Group, Inc., a Delaware corporation (the “Company”), and the Conrent Invest S.A., a public limited liability company (société anonyme), incorporated under the laws of the Grand Duchy of Luxembourg (“Luxembourg”), having its registered office at 2-4, avenue Marie-Thérèse, L-2132 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg trade and companies register (registre de commerce et des sociétés, Luxembourg) under number B170360, being subject as an unregulated undertaking to the Luxembourg act dated 22 March 2004 on securitization, as amended (the “Securitisation Act 2004”) and acting in respect of its compartment “Safety 2” (the “Lender”).

RECITALS

WHEREAS, Lender and the Company are parties to a Debt Exchange Agreement, dated as of [l] (“Exchange Agreement”), pursuant to which the Lender has agreed to exchange the entire unpaid principal amount of, and all accrued and unpaid interest due under, the Amended and Restated Facility Agreement, dated June 30, 2015 (the “Facility Agreement” and such amounts, the “Outstanding Facility Debt”), for Shares, as more particularly set forth in the Exchange Agreement;

WHEREAS, the Lender desires to accept the Shares in full and complete satisfaction of the Outstanding Facility Debt, and to fully release and discharge the Company for all matters and liabilities, including from any and all further liability for repayment of the Outstanding Facility Debt under the terms of the Facility Agreement;

WHEREAS, the Exchange Agreement provides that, at the Closing, the Lender execute and deliver this Agreement to the Company;

WHEREAS, this Agreement is the Satisfaction and Release that is referred to in, and is attached as Exhibit A to, the Exchange Agreement; and

WHEREAS, capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms set forth in the Exchange Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

AGREEMENT

1. Confirmation of Outstanding Facility Debt. The principal amount of the Outstanding Facility Debt, including accrued and unpaid interest under the Facility Agreement as of [Closing Date], is
$[amount calculated in accordance with interest provision in Exchange Agreement]. The amount of the Indebtedness, as adjusted in accordance with the terms of the Exchange Agreement, is $[l].

2. Delivery of Preferred Stock in Satisfaction of Outstanding Facility Debt. Subject to the terms and conditions set forth in the Exchange Agreement, the Company agrees to deliver [l] Shares, as calculated in accordance with the terms of the Exchange Agreement (the “Settlement Shares”) in accordance with the Settlement Instructions delivered by the Lender to the Company on the Closing Date.

3. Satisfaction of Outstanding Facility Debt. Upon delivery of the Settlement Shares by the Company in accordance with the Settlement Instructions, (a) the Lender hereby agrees that the Outstanding Facility Debt will have been fully and completely satisfied; and (b) the Lender hereby compromises, settles, resolves, discharges, and releases the Company, and its successors and assigns, from the payment of any and all amounts due and payable to the Lender or accrued on or prior to the Effective Date, in each case under the Facility Agreement.

4. Lender Release. Effective upon delivery of the Settlement Shares by the Company in accordance with the Settlement Instructions, the Lender, for itself and for any and all of its past or present shareholders, members, predecessors, successors, parents and subsidiaries, partners, officers, directors, managers, employees, agents, servants, attorneys, assigns, transferees, beneficiaries, subrogees, insurers, underwriters, and any others claiming by, through, under, or in concert with it, and each of them (collectively, the “Lender Releasors”), does hereby release and forever discharge the Company, and to the extent they are acting by, through, under, or in concert with the Company, each of the Company’s past or present shareholders, members, predecessors, successors, parents and subsidiaries, partners, officers, directors, managers, employees, agents, servants, attorneys, assigns, transferees, beneficiaries, subrogees, insurers, underwriters, and any others claiming by, through, under, or in concert with it, and each of them (collectively, the “Company Releasees”), of and from any and all claims, obligations, damages, losses, injuries, debts, rights, rights to payment, rights to equitable remedies, rights to legal or equitable relief, demands, allegations, counterclaims, cross-claims, contracts, covenants, agreements, promises, trespasses, torts, tortious conduct, dues, accounts, bonds, bills, notices, costs, expenses, attorneys’ fees, judgments, executions, liens, encumbrances, contribution rights, indemnity rights, actions, causes of action, choses in action, suits, controversies, disputes, vicarious liability, challenges, and liabilities of any kind or nature whatsoever in law, equity, or otherwise, whether known or unknown, suspected or unsuspected, asserted or unasserted, fixed or contingent, matured or unmatured, accrued or inchoate, which have existed or may have existed or that may yet exist or do exist, that any of the Lender Releasors at any time had, owned, or held from the beginning of the world through the Effective Date against any of the Company Releasees arising under or relating to any matter or thing done, omitted, or suffered to be done by the Company Releasees arising from, out of, or in any way connected with: (a) the Original Debt Agreement, the Facility Agreement, or any other document evidencing the Outstanding Facility Debt (the “Indebtedness Documents”); and (b) any act, omission, event, or condition that might arguably create or constitute a breach or default under the Indebtedness Documents (collectively, the “Lender Released Claims”); provided, however, that, for the avoidance of doubt, the Company Released Claims shall not include any claims arising under the Exchange Agreement, including the obligation to pay the Reimbursable Expenses.

5. Covenants Not to Sue. Effective upon the delivery of the Settlement Shares by the Company in accordance with the Settlement Instructions, the Lender agrees that it shall not file suit or initiate legal proceedings against any person for events occurring prior to the date of this Agreement for the collection of the Outstanding Facility Debt or any claim for relief arising under the Indebtedness Documents or the obligation evidenced thereby.

6. Company Release. Effective upon delivery of the Settlement Shares by the Company in accordance with the Settlement Instructions, the Company, on behalf of itself and its successors and assigns, hereby forever waives, releases and discharges, and hereby covenants not to assert or prosecute, any and all claims (including, without limitation, cross-claims, counterclaims, rights of setoff and recoupment), causes of action, demands, suits, costs, expenses and damages arising out of actions taken under the Indebtedness Documents or any failure to act under the Indebtedness Documents that it now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (the “Company Released Claims”, and collectively with the Lender Released Claims, the “Released Claims”), against the Lender (in its capacity as a Lender or in any other capacity) and any its subsidiaries and affiliates, and each its successors, assigns, officers, directors, employees, agents, attorneys and other representatives (collectively, the “Lender Releasees”, and collectively with the Company Releasees, the “Releasees”), based in whole or in part on facts, whether or not known, existing on or prior to the Effective Date.

7. Releases to be Construed Broadly; All Derivative Claims Released. The parties hereto intend and agree that the releases provided hereunder shall be construed to the broadest extent permitted by law and, to the extent permitted by law, that the scope of the releases shall be expanded for the benefit of the parties and the identified Releasees to the extent that, at any time after the Effective Date, the law is clarified or changed to permit such a broader construction. To the extent this Agreement and the releases hereunder become effective, (a) neither the Lender nor any person claiming by, through, or under the Lender may pursue any Company Released Claims against the Company Releasees, and (b) neither the Company nor any person claiming by, through, or under the Company may pursue any released claims against the Lender Releasees. Among other things, no party, equity holder, or other party in privity with Lender or the Company, respectively, may assert any claims against the Company Releasees or the Lender Releasees, as applicable: (x) that might be characterized as “derivative” of the rights or claims of Lender or the Company, as applicable; or (y) that arise from or relate to the Indebtedness Documents.

8. Unknown or Undiscovered Claims. The parties acknowledge that: (a) they may subsequently discover facts in addition to, or different from, those that they now know or believe to be true with respect to the Released Claims; and (b) they may have sustained or may yet sustain damages, costs, or expenses that are presently unknown and that relate to those claims. The parties acknowledge, however, that they have negotiated, agreed upon, and entered into this Agreement with full knowledge of these possibilities and agree that, notwithstanding the provisions of California Civil Code Section 1542, or by any law of any state or territory of the United States or other jurisdiction, or principle of common law, which is similar, comparable or equivalent to Section 1542 of the California Civil Code (“Comparable Laws”), this Agreement shall not be affected in any manner whatsoever if any of these possibilities comes to pass, and it is intended to release all claims, including those that are unknown or unsuspected. In entering into this Agreement, each party expressly waives any rights or benefits under Section 1542 of the California Civil Code or Comparable Laws with respect to the Released Claims, which provides as follows:

A general release does not extend to claims that the Company does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

9. Termination. This Agreement shall automatically be terminated if the Effective Date of the Exchange does not occur on or before December 31, 2017.

10. Costs. Except as otherwise expressly set forth in the Exchange Agreement, each party shall pay his or its own costs and expenses incurred or to be incurred by each in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated by this Agreement.

11. Notices. Any notice, demand, request, or other communication permitted or required under this Agreement shall be in writing and shall be deemed to have been given as of the date so delivered, if personally delivered; as of the date so sent, if transmitted by facsimile and receipt is confirmed by the facsimile operator of the recipient; as of the date so sent, if sent by electronic mail and receipt is acknowledged by the recipient; and one day after the date so sent, if delivered by overnight courier service, addressed as follows:

If to the Company:

Track Group, Inc.
1215 W. Lakeshore Drive
Romeoville, IL 60446
Attn: Peter Poli, CFO
Telephone: 877-260-2010 ext. 4016;
Email: peter.poli@trackgrp.com

With a copy to:

Disclosure Law Group, a Professional Corporation
600 West Broadway, Suite 700
San Diego, CA 92101
Telephone: 619-272-7062
Attention: Daniel W. Rumsey
Email: drumsey@disclosurelawgroup.com

If to the Lender:

Conrent Invest S.A.
2-4, avenue Marie-Thérèse
L-2132 Luxembourg
Grand Duchy of Luxembourg
Telephone : +352 621179815
Attention : Bernd Schmitz
Email: bernd.schmitz@simplex.lu

Notwithstanding the foregoing, service of legal process or other similar communications shall not be given by electronic mail and will not be deemed duly given under this Agreement if delivered by such means. Each party, by notice duly given in accordance herewith, may specify a different address for the giving of any notice hereunder.

12. Entire Agreement. This Agreement, the Exchange Agreement, together with the documents to be delivered pursuant hereto and thereto, represent the entire agreement between the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations, or warranties, written or oral, except as set forth herein.

13. Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Effective Date, this Agreement may be amended by a writing signed by all parties hereto, respecting any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

14. Form of Execution; Counterparts. A valid and binding signature hereto or on any notice or demand hereunder may be in the form of a manual execution or a true copy made by photographic, xerographic, conversion to portable document format (pdf), or other electronic process that provides similar copy accuracy of a document that has been executed, and such electronic signature or record shall be of the same legal effect, validity, or enforceability as a manually executed signature. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

15. Governing Law. This Agreement shall be governed by, and construed under and in accordance with, the laws of the state of Delaware without giving effect to any choice or conflict of law provision or rule (whether the state of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of Delaware.

16. Interpretation. Section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. Except when the context clearly requires to the contrary: (a) the word “or” shall not be applied in its exclusive sense, unless the context otherwise requires; (b) instances of gender or entity-specific usage (e.g., “his,” “her,” “its” or “individual”) shall not be interpreted to preclude the application of any provision of this Agreement to any individual or entity; and (c) “including” shall mean that the items listed are illustrative, without any implication that all or even most of the components are mentioned.

17. Securitisation Act 2004. The Company acknowledges and accepts that the Lender (i) is subject to the Securitisation Act 2004 and (ii) has created the compartment Safety 2 in respect of the Notes (as defined in the Exchange Agreement) to which all assets, rights, claims and agreements relating to the Notes have been and will be allocated. The Company also acknowledges and accepts that is has only recourse to the assets of the compartment Safety 2 and not to the assets allocated to any other compartments created by the Lender or any other assets of the Lender. The Company further acknowledges and accepts that once all the assets allocated to the compartment Safety 2 have been realised, it is not entitled to take any further steps against the Lender to recover any further sums due and the right to receive any such sum shall be extinguished. The Company accepts not to attach or otherwise seize the assets of the Lender allocated to the compartment Safety 2 or to other compartments of the Lender or other assets of the Lender. In particular, the Company shall not be entitled to petition or take any other step for the winding-up, the liquidation or the bankruptcy of the Lender or any similar insolvency related proceedings. In the case of discrepancy between this Clause 17 and any other provision of this Agreement, this Clause 17 shall prevail.

[The Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

COMPANY:

TRACK GROUP, INC.

By: ______________________ Name: Guy Dubois

Title: Chief Executive Officer Chairman of the Board

LENDER:

CONRENT INVEST, S.A. ACTING IN RESPECT OF ITS COMPARTMENT SAFETY 2

By: ____________________ Name: H.B. Schmitz

Title: Sole Director

EXHIBIT B

REPRESENTATIONS TO BE INCLUDED IN NOTEHOLDER AGREEMENTS

1.
The Noteholder hereby represents and warrants to the Lender as follows:

a.
The Noteholder recognizes that an investment in the Shares in connection with the Exchange involves a high degree of risk. Such risks include, but are not limited to, the risks associated with the the business of the Company, as more particularly set forth in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (the “Company SEC Filings”) which have been made available to the Noteholder.

b.
The Noteholder is not a “U.S. Person” as such term is defined in Rule 902(k) of Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and is not acquiring the Shares for a U.S. person.

c.
The Noteholder hereby acknowledges and represents that: (a) the Noteholder is a highly sophisticated investor with extensive knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange, (b) the Noteholder is capable of evaluating independently, and has evaluated independently the merits, risks and suitability of the potential purchase of the Securities and is able to bear the economic risk inherent in an investment in the Exchange Securities, and (c) the investment in the Shares by the Noteholder are for such Noteholder’s own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.

d.
The Noteholder has carefully reviewed the Company’s SEC Filings and all exhibits thereto and has had access to such financial and other information concerning the Company and the Exchange Securities as it has deemed necessary in connection with its decision to purchase the Exchange Securities, including an opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company regarding the terms and conditions of this [Noteholder Agreement] and about the Company.

e.
To the extent necessary, the Noteholder has obtained professional advice regarding the investment, tax and legal merits and consequences of its decision to purchase the Exchange Securities.

f.
At the time of execution of this [Noteholder Agreement], the Noteholder was located outside of the United States within the meaning of Regulation S under the Securities Act (“Regulation S”) and did not learn of the Exchange through any “Directed Selling Efforts” as such term is defined in Regulation S.

g.
The Noteholder hereby acknowledges that the Exchange has not been reviewed or approved by the SEC or any United States state regulatory authority and the Exchange will be consummated pursuant to the exemption from the registration requirements of the Securities Act under Regulation S. The Noteholder understands that neither the Exchange Securities have not been and will not be registered under the Securities Act or or under the securities laws of any state or political sub-division of the United States and understands that the Exchange Securities may not be sold, pledged, assigned or otherwise transferred or disposed of other than in an “Offshore Transaction” (as such term is defined under Regulation S) to or for the account or benefit of any person who is not a “U.S. person” (as defined in Attachment I hereto) or in a transaction that is exempt from, or not subject to, the registration requirements of the Securities Act.

h.
The Noteholder hereby acknowledges and agrees that (i) during the six month period commencing on the date of the consummation of the Exchange it will only resell the Exchange Securities in transactions that are exempt from, or not subject to, the registration requirements of the Securities Act or any applicable state securities laws, and (ii) that it will not engage in any hedging transaction with respect to the Exchange Securities.

i.
The Noteholder acknowledges and agrees that the Exchange Securities shall bear the following legend:

“THE EXCHANGE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE OR POLITICAL SUB-DIVISION OF THE UNITED STATES. NEITHER SUCH SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF OTHER THAN IN AN “OFFSHORE TRANSACTION” (AS SUCH TERM IS DEFINED UNDER REGULATION S) TO OR FOR THE ACCOUNT OR BENEFIT OF ANY PERSON WHO IS NOT A “U.S. PERSON” (AS DEFINED IN ATTACHMENT I HERETO) OR IN A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.”

The Noteholder is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Exchange Securities or instruct its transfer agent to that effect.

j.
Any transfer of Exchange Securities in violation of the restrictions set forth in clause (i) above will be void ab initio and of no legal effect whatsoever. Accordingly, any purported transferee of any legal or beneficial ownership interest in any Exchange Securities in such a transaction will not be entitled to any rights as a legal or beneficial owner of such interest in such Exchange Securities. The Issuer shall have the right at any time after becoming aware that any legal or beneficial ownership interest in any Exchange Securities is held by a U.S. person to require such U.S. person to sell such interest to (i) an affiliate of the Issuer (to the extent permitted by applicable law); or (ii) a person who is a non-U.S. person.

k.
The Noteholder represents that the Noteholder has full power and authority (corporate, statutory and otherwise) to execute and deliver this [Noteholder Agreement] and to consummate the Exchange. Once executed and delivered by all parties hereto, this [Noteholder Agreement] will constitute the legal, valid and binding obligation of the Noteholder, enforceable against the Noteholder in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and tolimitations of public policy.

l.
If the Noteholder is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this [Agreement] on behalf of such entity has been duly authorized by such entity to do so.

EXHIBIT C

FORM OF EXCHANGE NOTICE

Conrent Invest S.A.
acting in respect of its compartment Safety 2 2-4, avenue Marie-Thérèse
L-2132 Luxembourg

Grand Duchy of Luxembourg Attn: Bernd Schmitz

Re:
[INSERT DESCRIPTION OF NOTES] (the “Notes”)

You (a “Noteholder” and together with the other holders of Notes, the “Noteholders”) are hereby given notice, in connection with the Notes issued by Conrent Invest S.A., a public limited liability company (société anonyme), incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 2-4, avenue Marie-Thérèse, L-2132 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg trade and companies register (registre de commerce et des sociétés, Luxembourg) under number B170360, being subject as an unregulated undertaking to the Luxembourg act dated 22 March 2004 on securitization, as amended (the “Securitisation Act 2004”) and acting in respect of its compartment “Safety 2” (the “Notes Issuer”), that, in accordance with article 94-3 of the Luxembourg act dated 10 August 1915 on commercial companies, as amended, the holders of the Notes, have approved at a meeting of the Noteholders held on, 201, (i) the exchange of the Notes for shares of Series A Convertible Preferred Stock of Track Group, Inc. (the “Issuer”) (the “Track Preferred Stock”), effective as of                      , 2017 (the “Exchange Date”) (the “Exchange”) and (ii) the amendment and restatement of the terms and conditions of the Notes (the “Amended and Restated Conditions”).

As a result of the Exchange, each Note, including principal and accrued interest thereon through the Exchange Date held by a Consenting Noteholder that has communicated its account details to the Notes Issuer in connection with the Exchange shall, subject to certain conditions, be exchanged for the appropriate number of shares of Track Preferred Stock.

Noteholders that have not provided their account details to the Notes Issuer in connection with the Exchange will be able to obtain the Track Preferred Stock by exercising a relevant option under the Amended and Restated Conditions as provided therein.

In connection with the Exchange, you are hereby notified as follows:

a. An investment in the Track Preferred Stock in connection with the Exchange involves a high degree of risk. Such risks include, but are not limited to, the risks associated with the business of the Issuer, as more particularly set forth in the Issuer’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings (“Issuer SEC Filings”) with the U.S. Securities and Exchange Commission (the “SEC”), which Issuer SEC Filings are available for inspection by each Noteholder at: https://www.sec.gov/cgi-bin/browse-edgar?company=track+group&owner=exclude&action=getcompany

b. The Track Preferred Stock has not been and will not be registered under the United States Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of any state or political sub-division of the United States. The Track Preferred Stock is being offered and sold in reliance on an exemption from the registration requirements of the Securities Act pursuant to Regulation S. Accordingly, the Track Preferred Stock nor any interest or participation therein may be reoffered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except in an “Offshore Transaction” (as such term is defined under Regulation S) to or for the account or benefit of any person who is not a “U.S. person” (as defined in Attachment I hereto) or in a transaction that is exempt from, or not subject to, the registration requirements of the Securities Act;

c. Any transfer of Track Preferred Stock in violation of the restrictions set forth in clause b. above will be void ab initio and of no legal effect whatsoever. Accordingly, any purported transferee of any legal or beneficial ownership interest in any Track Preferred Stock in such a transaction will not be entitled to any rights as a legal or beneficial owner of such interest in such Track Preferred Stock. The Issuer shall have the right at any time after becoming aware that any legal or beneficial ownership interest in any Track Preferred Stock is held by a U.S. person to require such U.S. person to sell such interest to (i) an affiliate of the Issuer (to the extent permitted by applicable law); or (ii) a person who is a non-U.S. person; and

d. The Track Preferred Stock has not been approved or disapproved by the SEC or any other regulatory agency in the United States, nor has the SEC or any other regulatory agency in the United States passed upon the accuracy or adequacy of this document or the merits of the Track Preferred Stock.

Pursuant to article [l] of the Amended and Restated Conditions, please contact Bernd Schmitz in order to receive your Track Preferred Stock.

Dated                                , 2017.

Conrent Invest S.A.

Name:

Title:

ATTACHMENT 1
to

Form of Exchange Notice

Set forth below is the text of Rule 902(k)(1) of Regulation S, which defines "U.S. person" as used in this Form of Exchange Notice.

(k)
U.S. Person.

(1)
"U.S. person" means:

(i)
Any natural person resident in the United States;

(ii)
Any partnership or corporation organized or incorporated under the laws of the United States;

(iii)
Any estate of which any executor or administrator is a U.S. person;

(iv)
Any trust of which any trustee is a U.S. person;

(v)
Any agency or branch of a foreign entity located in the United States;

(vi)
Any nondiscretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(vii)
Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(viii)
Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.